US. FOODS™

KEEPING KITCHENS COOKING.™

Entrecote échalotes
Confit de Canard
Tartare de boeuf "maison"

Q1 2015 Performance Update A Taste of What’s Cooking at US Foods May 2015 Exhibit 99.1

FOOD. FOOD PEOPLE. EASY.
While the information provided herein is believed to be accurate and reliable, US Foods, Inc. (the “Company”) does not make any representations or warranties, express or implied, as to the accuracy or completeness of such information or as to future results. No representation or warranty is made that any of the projections presented herein will be realized. This information should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
Forward-looking statements notice
This presentation and related comments by our management may include “forward-looking statements” made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,”
“believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with group purchasing organizations; our ability to increase sales to independent customers; changes in industry pricing practices; changes in cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, safety, food safety, transportation, labor and employment laws and regulations, and changes in existing laws or regulations; a cyber-security incident, technology disruptions and our ability to implement new technologies; liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation or governmental investigations; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, restrictions and limitations placed on us by our debt agreements, increases in interest rates; and risks related to and our ability to consummate the proposed acquisition by Sysco Corporation (“Sysco”), including risks to our relationships with customers, vendors and employees. Additional information regarding these factors is contained in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
All forward-looking statements speak only as of the date they were made. We do not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP financial measures
This presentation contains unaudited financial measures which are not required by, or presented in accordance with, accounting principals generally accepted in the United States of America (“GAAP”), including EBITDA, Adjusted EBITDA, Consolidated EBITDA, Debt Coverage
Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing our performance. Our management uses these non-GAAP financial measures to evaluate our historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees. Accordingly, we believe these non-GAAP financial measures are useful in allowing for a better understanding of our core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under GAAP, and there are limitations associated with their use. The calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as net income or net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to GAAP measures and should not be considered as a substitute for net income (loss) from continuing operations, operating profit or any other performance measures derived in accordance with GAAP, nor are they a substitute for cash flow from operating activities as a measure of our liquidity.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in our business and believes this information is also helpful to investors. We use Adjusted EBITDA in these EBITDA-related margin measures because we believe our investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors.
Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus on year-over-year changes in our leverage and believes this information is also helpful to investors. We caution investors that these non-GAAP financial measures presented also are intended to supplement our GAAP results and are not a substitute for such results and may differ from the non-GAAP measures used by other companies.
Please see the Appendix for a reconciliation of the differences between the non-GAAP financial measures to the most directly comparable
GAAP financial measures.

3 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Business Highlights
• Q1 results
• Sales increased 1.8%
• Case volume decreased 0.7%
•
Adjusted EBITDA was $158 million¹
• Net income was $7 million
• Business focus areas
• Continued progress on transformational initiatives
• Sysco integration planning largely complete
• Performance Food Group divestiture planning
• Merger update
• Merger of Sysco and US Foods announced in December 2013
• In February 2015, entered into an asset purchase agreement with Performance Food Group for the divestiture of
11 US Foods distribution centers upon completion of the merger
• In February 2015, the FTC voted by a margin of 3-2 to seek a preliminary injunction to prevent the closing of the merger.  Sysco and US Foods are contesting.
• The preliminary injunctive hearing in federal court commenced on May 5, 2015
Note: (1)  Reconciliation of this non-GAAP measure is provided in the Appendix.

5 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Q1 Financial Performance
Notes: (1)  Reconciliations of these non-GAAP measures are provided in the Appendix.
(2)  Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2015 Q1 2014 B/(W) Y-O-Y CHANGE
NET SALES $5,554 $5,457 1.8%
GROSS PROFIT $929 $895 $34
ADJUSTED GROSS PROFIT
1
$905 $920 ($15)
% OF NET SALES 16.3% 16.9% (57) bps
OPERATING EXPENSES $887 $878 ($9)
ADJUSTED OPERATING EXPENSES
1
$747 $751 $4
% OF NET SALES 13.5% 13.8% 31 bps
NET INCOME/(LOSS) $7 ($65) $72
ADJUSTED EBITDA
1
$158 $169 ($11)
ADJUSTED EBITDA MARGIN
2
2.8% 3.1% (26) bps

FOOD. FOOD PEOPLE. EASY.
Q1 Last Twelve Month Financial Performance
Notes: (1)  Reconciliations of these non-GAAP measures are provided in the appendix.
(2)  Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
(3)  Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2015 Q1 2014 B/(W) Y-O-Y CHANGE
NET SALES $23,117 $22,349 3.4%
GROSS PROFIT $3,832 $3,809 $23
ADJUSTED GROSS PROFIT 1 $3,843 $3,844 ($1)
% OF NET SALES 16.6% 17.2% (58) bps
OPERATING EXPENSES $3,555 $3,494 ($61)
ADJUSTED OPERATING EXPENSES 1 $2,988 $2,986 ($2)
% OF NET SALES 12.9% 13.4% 43 bps
NET INCOME/(LOSS) ($1) ($27) $26
ADJUSTED EBITDA
1
$855 $858 ($3)
ADJUSTED EBITDA MARGIN
2
3.7% 3.8% (14) bps
CONSOLIDATED EBITDA 3 $905
CONSOLIDATED EBITDA MARGIN 2 3.9%

FOOD. FOOD PEOPLE. EASY.
Cash Flow
$ IN MILLIONS Q2 2014 Q3 2014 Q4 2014 Q1 2015 LTM
Cash from Operating Activities $216 $56 $99 $102 $473
Cash used by Investing Activities
Capital Expenditures¹
($34) ($31) ($42) ($57) ($164)
Other Investing Activities, net²
$9 $14 $5 ($8) $20
Cash used by Financing Activities ($45) ($12) ($64) ($3) ($124)
Net Cash Change $146 $27 ($1) $34 $206
Beginning Cash $172 $317 $345 $344 $172
Ending Cash $317 $345 $344 $378 $378
Notes: (1)  LTM Capital expenditures does not include fleet and building investments financed by capital leases, $23 million and $27 million, respectively.
(2)  LTM Other, net includes proceeds from the sale of PP&E of $26 million, insurance proceeds related to PP&E of $7 million, net of the purchase of industrial revenue bonds of $12 million.
Individual components may not add to total presented due to rounding.

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
8.2x
4.8x
At Close 7/2/2007
3/28/2015

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
1.3x
3.2x
At Close 7/2/2007
3/28/2015

FOOD. FOOD PEOPLE. EASY.
Capital Structure & Credit Statistics
Notes: (1) Total debt as of March 28, 2015 of $4,732 million excludes $14 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.
(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last 12 months.
Debt /LTM
As of Consolidated
$ IN MILLIONS 3/28/2015 EBITDA
ABL Revolver (2016) $0
ABS Facility (2016) $636
CMBS Facility (2017) $472
Term Loan (2019) $2,069
Obligations Under Capital Leases $183
Other Debt (2018 - 2031) $24
Total Senior Secured Debt $3,384
3.7x
Senior Notes (2019) $1,348
Total Debt
1
$4,732
5.2x
Less: Restricted Cash ($6)
Less: Cash and Cash Equivalents ($378)
Net Debt $4,348
4.8x
Credit Statistics
Debt Coverage Interest Coverage
Ratio 2 Ratio 3

FOOD. FOOD PEOPLE. EASY.
We have $1.2 billion of available liquidity.
Liquidity
As of
$ IN MILLIONS 3/28/2015
Borrowing Availability:
ABL Facility (2016) $748
ABS Facility (2016) $86
Total Cash & Equivalents $378
Total Cash and Borrowing Availability $1,212

11 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

12 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operating performance because they exclude amounts that the Company’s management and board of directors do not consider part of core operating results when assessing the performance of the Company. Management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees. Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the
Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from or as a substitute for measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to
GAAP measures.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted EBITDA.
Notes: (1) Consists of management fees paid to Clayton, Dubilier & Rice, Inc. and Kohlberg Kravis Roberts & Co. (collectively the “Sponsors”).
(2) Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(3) Includes fees paid to debt holders, third party costs, and the write-off of old debt facility unamortized debt issuance costs.
(4) Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(5) Consists primarily of costs related to functionalization and significant process and systems redesign.
(6) Consists of direct and incremental costs related to the Acquisition.
(7) Other includes restructuring and tangible asset impairment charges, gains, losses or charges, as specified under the Company’s debt agreements. The 2015 balance includes a $16 million legal settlement charge and a $10 million insurance recovery gain.
Individual components may not add to total presented due to rounding.
Quarter Ended LTM
(In millions)
March 28, 2015 March 29, 2014 March 28, 2015 March 29, 2014
Net income (loss) 7 $                            (65) $                          (1) $                      (27) $
Interest expense, net 71 73 287 297
Income tax provision (benefit) (36) 9 (9) 27
Depreciation and amortization expense 100 100 412 394
EBITDA 142 117 689 691
Adjustments:
Sponsor fees¹
3 3 10 10
Share-based compensation expense
2
2 3 11 7
Net LIFO reserve change (24) 25 11 35
Loss on extinguishment of debt
3
- - - 18
Pension settlement
4
- - 2 2
Business transformation costs
5
9 12 51 59
Acquisition related costs
6
15 4 49 8
Other
7
11 5 32 28
Adjusted EBITDA 158 $                        169 $                         855 $                   858 $

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted Gross Profit
and Adjusted Operating Expenses.
Notes: (1) Consists of management fees paid to Clayton, Dubilier & Rice, Inc. and Kohlberg Kravis Roberts & Co. (collectively the “Sponsors”).
(2) Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(3) Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(4) Consists primarily of costs related to functionalization and significant process and systems redesign.
(5) Consists of direct and incremental costs related to the Acquisition.
(6) Other includes restructuring and tangible asset impairment charges, gains, losses or charges, as specified under the Company’s debt agreements. The 2015 balance includes a $16 million legal settlement charge and a $10 million insurance recovery gain.
Individual components may not add to total presented due to rounding.
Quarter Ended LTM
(In millions)
March 28, 2015 March 29, 2014 March 28, 2015 March 29, 2014
Gross Profit 929 $                        895 $                         3,832 $              3,809 $
Net LIFO reserve change (24) 25 11 35
Adjusted Gross Profit 905 $                        920 $                         3,843 $              3,844 $
Net sales 5,554 $                    5,457 $                      23,117 $            22,349 $
Operating Expenses 887 $                        878 $                         3,555 $              3,494 $
Adjustments:
Depreciation and amortization expense (100) (100) (412) (394)
Sponsor fees
1
(3) (3) (10) (10)
Share-based compensation expense
2
(2) (3) (11) (7)
Pension settlement
3
- - (2) (2)
Business transformation costs
4
(9) (12) (51) (59)
Acquisition related costs
5
(15) (4) (49) (8)
Other
6
(11) (5) (32) (28)
Adjusted Operating Expenses 747 $                        751 $                         2,988 $              2,986 $

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